UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 March 22, 2006
                                ----------------
                Date of Report (Date of earliest event reported)

                           ELITE PHARMACEUTICALS, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      333-45241               22-3542636
          --------                      ---------               ----------
(State or other jurisdiction           (Commission            (IRS Employer
      of incorporation)                File Number)         Identification No.)



                 165 Ludlow Avenue, Northvale, New Jersey 07647
                ------------------------------------------------
                    (Address of principal executive offices)


                                 (201) 750-2646
                                ----------------
              (Registrant's telephone number, including area code)



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the  Exchange Act  (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STAND; TRANSFER OF LISTING.

On March 22, 2006, the Registrant announced that its plan to regain compliance with the American Stock Exchange's continued listing standard has been accepted. The Registrant has also been granted an extension until July 3, 2007 to regain compliance with these standards. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 8.01     OTHER EVENTS

On March 23, 2006, the Registrant announced that it will hold a telephone conference call and live webcast at 4:00 p.m. ET on Wednesday, March 29, 2006 to review the Registrant's accomplishments and outline future goals. Interested participants may join the call by dialing 1-877-407-8033. International callers may access the call by dialing 201-689-8033. A replay of the conference call will be available through April 5, 2006 and accessible by dialing 1-877-660-6853 for domestic participants and 201-612-7415 for international participants. When prompted participants should enter passcode 286 and conference ID number 197263. Participant's may access the webcast on the Registrant's website at www.elitepharma.com which will be available for ninety days. A copy of the press release is attached hereto as Exhibit 99.2.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

         a)   Not applicable.

         b)   Not applicable.

         c)   Exhibits

              99.1.   Press Release, dated March 22, 2006

              99.2.   Press Release, dated March 23, 2006

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: March 23, 2006


                                              ELITE PHARMACEUTICALS, INC.


                                              By:    /s/ Bernard Berk
                                                  ------------------------------
                                                  Name:  Bernard Berk
                                                  Title: Chief Executive Officer

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